[LOGO]                                   The Corner House, 20 Parliament Street,
                                              4th Floor, Hamilton HM 12, Bermuda
                                         Tel: (441) 296-8453 Fax: (441) 296-8459

                                                                Mailing Address:
                                                Suite #794 48 Par-La-Ville Road,
SELECT REINSURANCE LTD.                                  Hamilton HM 11, Bermuda

November 1, 1999

Mr. Gerald Radke
PXRE Corporation
399 Thornall Street - 14 Floor
Edison, New Jersey 8837
U.S.A.
Tel. 1-732-906-6700

Dear Jerry:

This will confirm our agreement with respect to the following matters:

      1. In reference to PXRE's letter dated September 1, 1998 concerning the "20% undertaking", this agreement has been extended by one year to now end in 2003. PXRE Reinsurance and its affiliates will use reasonable efforts to offer to Select Re business with aggregate premiums of not less than 20% of Select Re's shareholders' equity derived from Class B, C, D, E and F common shares (at December 31, 1998 - $106.2 million).

      2. Effective June 30, 1999 PXRE will cancel the Security Agreement between PXRE and Select Re.






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PXRE Agreement
November 1, 1999
Page 2

If the foregoing correctly reflects our agreement, please sign and return to the undersigned the enclosed copy of this letter.

                                                  Sincerely,

                                                  Select Reinsurance Ltd.


                                                  By /s/ Jeffrey L. Radke
                                                     ---------------------------
                                                  Jeffrey L. Radke
                                                  President

Accepted and Agreed:

PXRE Reinsurance Company


By /s/ Gerald L. Radke
   ---------------------------
Gerald L. Radke
President






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                                   ENDORSEMENT

                                       TO

                 FACULTATIVE OBLIGATORY RETROCESSIONAL AGREEMENT
                    (hereinafter referred to as "Agreement")

                                     between

                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")

                                       and

                           SELECT REINSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that effective January 1, 2000, the participation of the Reinsurer is amended to 15.00%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 15.00% share (being $3,000,000 per program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 15.00% of the premium named therein for cession made on or after 12:01 a.m., January 1, 2000, local time, for business incepting or renewing after that date.

Signed in Hamilton Branch this 31st day of January, 2000.

                            SELECT REINSURANCE LTD.


                               BY: /s/ Robert P. Myron
                                  --------------------------

                              TITLE: Vice President

            And in Edison, New Jersey this 1st day of February, 2000.

                            PXRE REINSURANCE COMPANY

                            PXRE REINSURANCE COMPANY


                           BY: /s/ Gordon Forsyth III
                                  --------------------------

                            TITLE: Gordon Forsyth III
                            Executive Vice President